Exhibit 99.1

Salesforce Completes Acquisition of Informatica

SAN FRANCISCO, CA — November 18, 2025 — Salesforce (NYSE: CRM), the world’s #1 AI CRM, today announced it has completed its acquisition of Informatica, a leader in enterprise AI-powered cloud data management. The close of the acquisition brings Informatica’s rich data catalog, integration, governance, quality and privacy, metadata management, and Master Data Management (MDM) services to the Salesforce platform, establishing a unified and comprehensive data foundation for agentic AI — and enabling AI agents to operate safely, responsibly, and at scale across the modern enterprise.

“You have to get your data right to get your AI right,” said Marc Benioff, Chair and CEO of Salesforce. “Data and context is the true fuel of Agentforce, and without clean, connected, trusted data there is no intelligence – only hallucination. Informatica is the trusted platform that turns fragmented enterprise data into context, so every agent can reason, act, and deliver outcomes with precision. When companies get their data right, they get their AI right, and Agentforce becomes unstoppable."

“With Informatica, we will deliver a governed and complete data platform that powers more intelligent, contextual, and autonomous experiences across Agentforce 360 – the trusted system connecting humans and AI agents in the enterprise,” said Steve Fisher, President and Chief Product Officer, Salesforce.

Strengthening the Entire Agentforce 360
The acquisition significantly enhances Salesforce’s platform by:

•Achieving Data Clarity with Data 360: Informatica will strengthen Data 360, ensuring data from across organizations is not only unified, but clear, trusted, and actionable.
•Delivering Complete Integration with MuleSoft: MuleSoft, a leader in application integration and API management, combined with Informatica’s advanced data integration and governance capabilities will create a comprehensive, end-to-end integration offering that empowers customers to unlock all enterprise data and systems for the AI era.
•Elevating Agentforce 360 Platform: Informatica and Salesforce together will provide a critical data foundation for autonomous AI agents to interpret and act on trusted data.
•Context-Rich Insights for Tableau: Tableau users will benefit from richer, context-driven insights thanks to a more accessible and better-understood data landscape.

Additionally, the acquisition will build on Salesforce’s unique metadata advantage — the objects, fields, and relationships that define the Salesforce ecosystem, which has helped Agentforce deliver accurate, context-aware AI responses. Informatica provides an even richer, enterprise-wide view of metadata, pulling in context and lineage across every system, not just Salesforce. This wider, unified metadata foundation will deliver even more accurate, explainable, and trusted AI responses — helping customers scale AI with confidence across every corner of their business.

Informatica to Scale and Continue Its Mission as a Trusted Leader in Data Management as Part of Salesforce
As part of Salesforce, Informatica will continue its mission to help organizations connect, manage, and unify their AI-ready data. Informatica will also continue to support and integrate its AI-powered data management solution with its broad ecosystem of partners. Salesforce will rapidly integrate Informatica’s technology stack — including data integration, quality, governance, and unified metadata for Agentforce, and a single data pipeline with MDM on Data 360 — seamlessly embedding this system of understanding and its benefits into the Salesforce ecosystem.

“Joining forces with Salesforce enables us to drastically accelerate our mission as the ‘Switzerland’ of AI-powered data management to help organizations unlock the full value of their data and AI,” said Amit Walia, CEO of Informatica. “By integrating Informatica’s data management capabilities and ecosystem integrations directly into the Agentforce 360 platform, businesses around the world can drive innovation, efficiency and growth by leveraging a single vendor that unites applications, trusted data and AI agents.”

Financial Implications and Third Quarter Fiscal 2026 Results Conference Call
As detailed during its Investor Day at Dreamforce, Salesforce expects to achieve accretion on a non-GAAP operating margin and non-GAAP earnings per share basis within 12 months – a full year sooner than originally committed at deal announcement, and aligned to the company’s responsible M&A framework.

The company will host its Third Quarter Fiscal 2026 Results Conference Call on December 3, 2025 after market close, during which management will discuss financial results as well as the transaction and its impact on fiscal 2026 financial guidance.

About Salesforce

Salesforce helps organizations of any size become agentic enterprises — integrating humans, agents, apps, and data on a trusted, unified platform to unlock unprecedented growth and innovation. Visit www.salesforce.com for more information.

Forward Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements related to the acquisition of Informatica by Salesforce. Words such as “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “assumes,” “may,” “should,” “could,” “would,”

“foresees,” “forecasts,” “predicts,” “targets,” “will”, “commitments,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based upon Salesforce’s and Informatica’s current plans, assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside of Salesforce’s and Informatica’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties.

These risks and uncertainties include, among other things, statements regarding the expected benefits to Salesforce, Informatica and their respective customers from completing the transaction, plans for future investment and capital allocation and the expected financial performance of Salesforce following the completion of the transaction. Statements regarding future events are based on the Salesforce’s current expectations, estimates and projections and are necessarily subject to associated risks related to, among other things, (i) the ability of Salesforce to successfully integrate Informatica’s market opportunities, technology, personnel and operations and to achieve expected benefits, including the possibility that the expected benefits from the transaction will not be realized or will not be realized within the expected time period, (ii) the potential effects on the accounting of the transaction, (iii) legislative, regulatory and economic developments, (iv) general economic conditions, and (v) unknown liabilities.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Salesforce’s periodic reports and other filings with the Securities and Exchange Commission, including the risk factors identified in Salesforce’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, available at www.sec.gov. The forward-looking statements included in this communication are made only as of the date hereof. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. Salesforce does not undertake any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Non-GAAP Financial Measures
This press release includes information about non-GAAP operating margin and non-GAAP earnings per share (“EPS”) (collectively the “non-GAAP financial measures”). The primary purpose of using non-GAAP financial measures is to provide supplemental information that may prove useful to investors who wish to consider the impact of certain non-cash or non-recurring items on the company’s operating performance and to enable investors to evaluate the company’s results in the same way management does. Non-GAAP operating margin and non-GAAP EPS estimates exclude the impact of the following non-cash items: stock-based compensation, amortization of acquisition-related intangibles, charges related to the company’s restructuring activities and income tax adjustments. The method used to produce non-GAAP financial measures is not computed according to U.S. generally accepted accounting principles and may differ from the methods used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.